UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2025

AMAZE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 West Coast Highway, Suite 200 Newport Beach, CA	92663
(Address of principal executive offices)	(Zip Code)

(888) 672-0365

Registrant’s telephone number, including area code

Fresh Vine Wine, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AMZE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 27, 2025, on October 23, 2025, Amaze Holdings, Inc., (the “Company”) entered into an Amended and Restated Securities Purchase Agreement (the “Purchase Agreement”) with Parler Technologies, Inc. (“Parler”). On December 23, 2025, the Company provided notice to Parler to terminate the Purchase Agreement pursuant to Section 5.1(ii) thereof.

Under the Purchase Agreement, Parler agreed to purchase 1,000,000 shares (the “Shares”) of the Company’s common stock and 3-year warrants (the “Warrants”) to purchase 1,000,000 shares of the Company’s common stock in three tranches for an aggregate purchase price of $4,000,000. Parler agreed to pay the aggregate purchase price as follows: (i) $2,000,000 in the form of 400 shares of Parler’s Series A Preferred Stock priced at $5,000 per share, in exchange for 500,000 Shares and 500,000 Warrants (“Tranche 1”); (ii) $1,000,000 in cash for 250,000 Shares and 250,000 Warrants (“Tranche 2”); and (iii) $1,000,000 in cash for 250,000 Shares and 250,000 Warrants (“Tranche 3”).. The closing of Tranche 1 and Tranche 2 was to occur on or before November 30, 2025 and the closing of Tranche 3 was to occur on or before December 31, 2025.

The closing of Tranche 1 and Tranche 2 did not occur on November 30, 2025. Parler informed the Company that it is not in a position to close the transactions contemplated in the Purchase Agreement on the terms set forth therein. Accordingly, the Company exercised its right to terminate the Purchase Agreement for a material breach by Parler with respect to the timely performance of Parler’s covenants and agreements set forth in the Purchase Agreement.

There are no early termination penalties associated with the termination of the Purchase Agreement.

The foregoing summary of the terms of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 27, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2025

AMAZE HOLDINGS, INC.

	By:	/s/ Aaron Day
	Name:	Aaron Day
	Title:	Chief Executive Officer